Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Argand Partners Fund, LP

Address of Joint Filer:	c/o Industrea Acquisition Corp.
1120 Avenue of the Americas, 4th Floor
New York, NY 10036

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Industrea Acquisition Corp. [INDU]

Date of Event Requiring Statement:
(Month/Day/Year):	07/26/2017

Designated Filer:	Argand Partners Fund, LP

Name of Joint Filer:	Argand Partners Institutional Co-Invest Fund, LP

Address of Joint Filer:	c/o Industrea Acquisition Corp.
1120 Avenue of the Americas, 4th Floor
New York, NY 10036

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Industrea Acquisition Corp. [INDU]

Date of Event Requiring Statement:
(Month/Day/Year):	07/26/2017

Designated Filer:	Argand Partners Fund, LP

Name of Joint Filer:	Argand Partners SEA Fund AI, LP

Address of Joint Filer:	c/o Industrea Acquisition Corp.
1120 Avenue of the Americas, 4th Floor
New York, NY 10036

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Industrea Acquisition Corp. [INDU]

Date of Event Requiring Statement:
(Month/Day/Year):	07/26/2017

Designated Filer:	Argand Partners Fund, LP

Name of Joint Filer:	Argand Partners SEA Fund QP, LP

Address of Joint Filer:	c/o Industrea Acquisition Corp.
1120 Avenue of the Americas, 4th Floor
New York, NY 10036

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Industrea Acquisition Corp. [INDU]

Date of Event Requiring Statement:
(Month/Day/Year):	07/26/2017

Designated Filer:	Argand Partners Fund, LP

Name of Joint Filer:	Argand Partners Team Co-Invest Fund LP

Address of Joint Filer:	c/o Industrea Acquisition Corp.
1120 Avenue of the Americas, 4th Floor
New York, NY 10036

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Industrea Acquisition Corp. [INDU]

Date of Event Requiring Statement:
(Month/Day/Year):	07/26/2017

Designated Filer:	Argand Partners Fund, LP